Exhibit 10.114

FIRST AMENDMENT TO
KENNEDY-WILSON HOLDINGS, INC.
AMENDED AND RESTATED 2009 EQUITY PARTICIPATION PLAN
[EMPLOYEE / CONSULTANT]1 RESTRICTED STOCK AWARD AGREEMENT

This First Amendment (this “First Amendment”) to [Employee / Consultant] Restricted Stock Award Agreement is made as of [__________], 2013, by and between Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), and [_________] (the “Awardee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Award Agreement (as defined below).

WHEREAS, the Company awarded to the Awardee [_________] Restricted Shares pursuant to the Company's Amended and Restated 2009 Equity Participation Plan and that certain [Employee / Consultant] Restricted Stock Award Agreement, dated as of [__________], 2012 (the “Award Agreement”); and

WHEREAS, the Company and the Awardee desire to amend the Award Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Award Agreement as follows:

1.The proviso following clause (e) of Section 4 of the Award Agreement is hereby amended and restated in its entirety as follows:

“provided, that the Performance Goal target for the Company's fiscal year ending December 31, 2012 as set forth in clause (a) above may be increased and additional vesting requirements may be provided for annually in the Company's sole discretion upon written notice to the Awardee, which notice shall be deemed to be incorporated herein.”

2.The defined term “Performance Goal” in Section 4 of the Award Agreement is hereby amended and restated in its entirety as follows:

“'Performance Goal' means (i) for the Company's fiscal year ending December 31, 2012, the average of (A) ten percent (10%) and (B) the percentage equal to the yield on the ten (10)-year U.S. Treasury Note plus a risk premium of 500 basis points, and (ii) for each of the Company's fiscal years ending December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016, eight percent (8%).”

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1 Form will need to be customized for employee and consultant award agreements.

3.Paragraphs I and II of Exhibit A of the Award Agreement are hereby amended and restated in their entirety as follows:

“I.
With respect to the Performance Goal for the Company's fiscal year ending December 31, 2012, two performance metrics will be averaged and compared to the Return on Equity (as defined in III. below). The two metrics to be averaged are as follows: (1) 10%, and (2) the percentage determined by the yield on the 10 year U.S. Government Treasuries as of 12/31/12 plus a risk premium of 500 basis points.

The Performance Goal for each of the Company's fiscal year ending December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016, is 8%.

II.	The Base Number (as defined below) will be compared to the actual Return on Equity for each respective Company fiscal year. For purposes of this Exhibit A, the “Base Number” means:

•	With respect to the Performance Goal for the Company's fiscal year ending December 31, 2012, the number determined by averaging (1) and (2) in I. above.

•	With respect to the Performance Goal for each of the Company's fiscal year ending December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016, eight percent (8%).”

4.This First Amendment shall be and is hereby incorporated in and forms a part of the Award Agreement.

5.Except as expressly provided herein, all terms and conditions of the Award Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Awardee have executed this First Amendment as of the date first above written.

KENNEDY-WILSON HOLDINGS, INC.

By: _____________________________
Name:___________________________
Title:____________________________

AWARDEE

By: _____________________________
[__________]

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